UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 9, 2014

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.

Regulation FD Disclosure.

On July 10, 2014, School Specialty, Inc. (the “Company”)  issued a Fiscal 2014 Fourth Quarter and Year-End Update and on July 9 the Company issued a press release reporting its fourth quarter and full-year-financial results for  fiscal 2014 and giving its financial outlook for fiscal 2015.  A copy of the Fiscal 2014 Fourth Quarter and Year-End Update is attached as Exhibit 99.1, and a copy of the press release is attached as Exhibit 99.2. Both exhibits are incorporated by reference herein.

This information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Further, the information in this Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filings.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Fiscal 2014 Fourth Quarter and Year-End Update dated July 10, 2014.
99.2	Press Release dated July 9, 2014.

Forward-Looking Statements

This report and the information furnished herewith may contain statements concerning School Specialty’s future financial condition, results of operations, expectations, plans or prospects.  Such statements are forward-looking statements.  Forward-looking statements also include those preceded by or followed by words like “anticipate,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plan,” “projects,” “should,” “targets” and/or similar expressions.  These forward-looking statements are based on School Specialty’s estimates and assumptions as of the date of the information presented, and as such involve uncertainty and risk.  Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by the forward-looking statements due to a number of factors, including those described in Item 1A. of School Specialty’s Annual Report on Form 10-K for the fiscal year ended April 26, 2014, which factors are incorporated herein by reference. Any forward-looking statement in this report and the information furnished herewith speaks only as of the date on which it is made.  Except as required under the federal securities laws, School Specialty does not intend to update or revise the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: July 9, 2014	By:/s/ Kevin Baehler
Kevin Baehler Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Fiscal 2014 Fourth Quarter and Year-End Update dated July 10, 2014
99.2	Press Release dated July 9, 2014.

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